SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 19, 2003

PDF Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31311	25-1701361

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West San Carlos Street, Suite 700, San Jose, CA	95110

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 280-7900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.1	Press Release of IDS Software Systems, Inc. dated June 19, 2003 regarding the proposed acquisition of IDS Software Systems, Inc. by PDF Solutions, Inc.

99.2	Press Release of PDF Solutions, Inc. dated June 19, 2003 regarding the acquisition of the assets of WaferYield Inc. by PDF Solutions, Inc.

Item 9. Regulation FD Disclosure.

     On June 19, 2003, PDF Solutions, Inc. issued a press release announcing its proposed acquisition of IDS Software Systems, Inc. Also on June 19, 2003, PDF Solutions, Inc. issued a press release announcing the expansion of its product offering with the addition of the WAMA™ Software Products obtained through the acquisition of the assets of WaferYield Inc. A copy of each of these press releases is attached as Exhibit 99.1 and Exhibit 99.2.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF Solutions, Inc.

By:	/s/ P. Steven Melman
Name:	P. Steven Melman
Title:	Vice President, Finance and Administration and Chief Financial Officer

Dated: June 20, 2003

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EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of IDS Software Systems, Inc. dated June 19, 2003 regarding the proposed acquisition of IDS Software Systems, Inc. by PDF Solutions, Inc.

99.2	Press Release of PDF Solutions, Inc. dated June 19, 2003 regarding the acquisition of the assets of WaferYield Inc. by PDF Solutions, Inc.